                          REDACTED FOR CONFIDENTIALITY

                                                                    EXHIBIT 10.5

                        Dated this 4th day of July, 1997




                                      Among

                       CHARTERED SILICON PARTNERS PTE LTD,

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                       And

                             HEWLETT-PACKARD COMPANY




                    -----------------------------------------


                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225


                    -----------------------------------------

                      The Company - CSM - HP Confidential

                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225

                                    CONTENTS

     CLAUSE                          HEADING                           PAGE
     ------                          -------                           ----
      ---        DEFINITIONS AND INTERPRETATION                         2
      1.         THE COMPANY WAFER SUPPLY COMMITMENT                    3

      2.         HP WAFER PURCHASE COMMITMENT                           6

      3.         CSM BRIDGE SUPPLY COMMITMENT                           8

      4.         LIQUIDATED DAMAGES                                     9

      5.         TERM AND TERMINATION                                   11

      6.         FORCE MAJEURE                                          12

      7.         WARRANTY AND INDEMNITY                                 13

      8.         CONFIDENTIALITY                                        14

      9.         OZONE DEPLETING SUBSTANCES AND UNITED NATIONS
                 CONVENTION ON CONTRACTS                                15

      10.        PROSCRIBED COUNTRY LISTING(S)                          15

      11.        NOTICES                                                15

      12.        WAIVER AND REMEDIES                                    16

      13.        SEVERANCE                                              17

      14.        GOVERNING LAW                                          17

      15.        DISPUTE RESOLUTION AND ARBITRATION                     17

      16.        ENTIRE AGREEMENT                                       18

                                     ANNEXES

                 ANNEX A: THE COMPANY WAFER SUPPLY COMMITMENT
                                     HP WAFER PURCHASE COMMITMENT       20

                 ANNEX B: DEFECT DENSITY CEILING                        23

                 ANNEX C: INFORMATION AND COMPATIBILITIES               25

                      The Company - CSM - HP Confidential

                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225

THIS ASSURED SUPPLY AND DEMAND AGREEMENT 64-225 ("the Agreement") is made the 4th day of July 1997 by and among:

(1) CHARTERED SILICON PARTNERS PTE LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as the "Company");

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as "CSM"); and

(3) HEWLETT-PACKARD COMPANY, a company incorporated in California, U.S.A. and having its principal place of business at 3000 Hanover Street, Palo Alto, California, U.S.A. 94304 (hereinafter referred to as "HP").

The Company, CSM and HP are sometimes collectively referred to herein as "Parties" and individually referred to herein as a "Party."

WHEREAS:

(A) CSM, Hewlett-Packard Europe B.V., a subsidiary of HP ("HP Europe"), and EDB Investments Pte Ltd ("EDBI") have entered into a Joint Venture Agreement dated 13 March, 1997 (the "JV Agreement") pursuant to which they have agreed, among other things, to establish the Company, a joint venture dedicated to the independent foundry business.

(B) CSM, HP Europe and EDBI intend that the Company be engaged primarily in the business of the development, manufacture, assembly, marketing and sale of semiconductor wafers. The Company intends to establish one or more wafer fabrication facilities (the "Company Fab").

(C) CSM is engaged primarily in the business of the development, manufacture, assembly, marketing and sale of semiconductor wafers, with its wafer fabrication facilities (the "CSM Fab").

(D) HP desires to have access to certain wafer manufacturing capacity and the Company and CSM desire to provide such wafer manufacturing capacity to HP on the terms and conditions of this Agreement.

                      The Company - CSM - HP Confidential

IT IS HEREBY AGREED as follows:-

DEFINITIONS AND INTERPRETATION

Definitions

In this Agreement, unless the subject or context otherwise requires, the following words and expressions shall have the following meanings respectively ascribed to them:

"Bridge Supply Commitment" has the meaning ascribed thereto in Clause 3.1;

"Company Layer Capacity" shall have the meaning ascribed thereto in Annex A hereto;

"Company Percentage Commitment" shall have the meaning ascribed thereto in Annex A hereto;

"Company Wafer Supply Commitment" shall have the meaning ascribed thereto in Clause 1.1;

"HP Average Layers" shall mean the average number of mask layers calculated every calendar quarter based on the HP Forecast;

"HP Equity Holding" shall mean the percentage of the outstanding shares of the Company owned by HP Europe or its Permitted Transferees (as defined in the JV Agreement), as the case may be;

"HP Forecast" shall have the meaning ascribed thereto in Clause 2.2;

"HP Option Shares" shall mean those shares that HP Europe has the right to purchase from EDBI as defined in the Option Agreement dated the date hereof among EDBI, CSM and HP Europe (the "Option Agreement");

"HP Percentage Commitment" shall have the meaning ascribed thereto in Annex A hereto;

"HP Purchase Order(s)" shall mean orders placed by HP to the Company for Wafers; such orders shall state Wafer quantities, process flow to be used, required delivery dates ex-Works, and shipping instructions, and may state product part numbers;

"HP Wafer Purchase Commitment" shall have the meaning ascribed thereto in Clause 2.1;

"Management Committee" has the meaning ascribed thereto in the JV Agreement;

"Market Price" shall have the meaning ascribed thereto in Clause 1.4;

"Substitute Loading" has the meaning ascribed thereto in Clause 2.5;

"Technology Committee" has the meaning ascribed thereto in the JV Agreement;

                      The Company - CSM - HP Confidential

"Wafer(s)" shall mean 8-inch equivalent semiconductor wafers manufactured in the Company Fab or the CSM Fab. The Parties hereto shall mutually determine appropriate conversion factors for any non 8-inch wafers.

Interpretation

Any reference in this Agreement to:

-- "Clauses" or "Annexes" are to the clauses of and the Annexes to this Agreement;

-- The headings are for convenience only and shall not affect the interpretation of this Agreement.

Unless the context otherwise requires or permits, references to the singular number shall include references to the plural number and vice versa; references to natural persons shall include bodies corporate and vice versa; and words denoting any gender shall include all genders.

1.      THE COMPANY WAFER SUPPLY COMMITMENT

1.1 In consideration for the HP Wafer Purchase Commitment, the Company will make available to HP wafer manufacturing capacity for semiconductor wafers during the term of this Agreement (the "Company Wafer Supply Commitment"). The Company Wafer Supply Commitment shall be expressed as a quantity of Wafers and shall be determined in accordance with Annex A hereto. The general principle governing the Company Wafer Supply Commitment is that the Company shall make available to HP a percentage of the total available capacity in the Company Fab which percentage shall be adjusted in accordance with adjustments to the HP Equity Holding. The Company Wafer Supply Commitment shall be in respect of products and processes as specified in manufacturing agreements to be entered into between the Company and HP (and CSM, as appropriate) from time-to-time (the "Manufacturing Agreements").

1.2 Every quarter, the Company, HP and CSM shall determine the Company Wafer Supply Commitment using the process set forth in Annex A. At such time, the Company and HP shall also determine which technologies are available in the Company Fab and HP's order mix among such available technologies. The Company shall maintain a record of the then current Company Wafer Supply Commitment, as determined from time-to-time in accordance with Annex A, and shall maintain archive copies of the previous Company Wafer Supply Commitments.

1.3 Unless otherwise expressly provided in this Agreement, the sale of Wafers by the Company to HP under this Agreement shall be governed by the terms and conditions (including qualification specifications and reliability monitoring specifications) of the Manufacturing Agreements.

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


1.4    (a)     Every quarter, the Company and HP shall agree on the price of
               Wafers to be purchased and sold under this Agreement. The price of Wafers supplied to HP shall be ****









               For purposes of this Agreement, ****





















        (b) Price Increases: Notwithstanding sub-Clause (a) above, after the price of Wafers to HP is determined in accordance with sub-Clause
               (a) above, the price of Wafers on new HP Purchase Orders placed may be increased by the Company ****** *********************************, provided that such increased price is in accordance with sub-Clause (a) above.

        (c)    The parties acknowledge that ******************************
               described in Clause 1.4(a)(i) is available to HP for so long as
               ****

                      The Company - CSM - HP Confidential

        (d) The Company shall maintain a record of the then current Wafer prices, as determined from time-to-time in accordance with this Clause 1.4, and shall maintain archive copies of the previous Wafer prices.

1.5     Defect Density

        (a) Yields and Pricing. The Company and HP agree that the pricing specified in Clause 1.4 shall be subject to adjustment in the event that the Company fails to meet the applicable defect density ceilings or part yield minimums specified for a given process and part produced for HP. The process for determining defect density ceilings is set forth in Annex B.

        (b) Yield Prediction. The Company, CSM and HP agree that defect density goals, derived in a form compatible with HP's yield modeling are important in order to predict yields on released and yet-to-be-released parts. The Company, CSM and HP will mutually agree on these goals for all processes produced by the Company and used by HP. This will be done in the form of a rolling, half annual, forecast, extending out 2 years of defect density for each process used by HP. The forecast will be set and reviewed twice in each year (approximately once every six months) with due consideration of data and experience of CSM, HP and the Company. It will be recommended by the Management Committee, approved by the General Manager of the Company and a record will be kept by the Company with copies to HP, CSM and the Company. The form and definition of defect density compatible with HP's yield modeling shall be described in the then current "Die per Wafer Conversion Procedure," HP Document No. A-5964-2929-1.

1.6 In the event that the Company gives written notice to HP that the Company has available additional wafer manufacturing capacity in excess of the Company Wafer Supply Commitment, HP shall inform the Company of its acceptance of such additional capacity by written notice within five working days from the date of the Company's notice, failing which the Company's offer of such additional capacity shall lapse upon the expiry of the said period. Such additional wafer manufacturing capacity shall be made available at the prices specified in Clause 1.4 but shall not be included in calculating either the Company Wafer Supply Commitment or the HP Wafer Purchase Commitment or subject to the forecasting limitations set forth in Clause 2.2. Other terms and conditions of the supply and purchase of such additional wafer manufacturing capacity shall be mutually agreed between the Parties.

1.7 To facilitate the use by HP of capacity made available by the Company, the Company shall provide HP with information which is similar in type, level of detail and timeliness to that HP uses to plan and manage its business. This information shall be in a form such that it can be utilized by and is accessible to HP systems. A description of the compatibilities and type of information required is given in Annex C. For the avoidance

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission of doubt, the Parties agree that the Company shall not be obligated to purchase systems which are identical or similar to HP systems.

2.      HP WAFER PURCHASE COMMITMENT

2.1 HP agrees to place HP Purchase Orders with the Company for certain semiconductor Wafers during the term of this Agreement (the "HP Wafer Purchase Commitment"). The HP Wafer Purchase Commitment shall be expressed as a quantity of Wafers and shall be determined in accordance with Annex A hereto. Similar to the Company Wafer Supply Commitment, the general principle governing the HP Wafer Purchase Commitment is that HP shall place HP Purchase Orders with the Company for a minimum percentage of the total available capacity in the Company Fab which percentage shall be adjusted in accordance with adjustments to the HP Equity Holding. At the time when the Company determines the Company Wafer Supply Commitment in accordance with Annex A, the Company and HP shall also determine the HP Wafer Purchase Commitment as set forth in Annex A. The HP Wafer Purchase Commitment shall be in respect of products and processes as specified in the Manufacturing Agreements.

        In the event that any of the Company's processes fails to meet and maintain the written quality specifications as agreed upon by the Company and HP in the Manufacturing Agreements or any such process cannot be qualified by the agreed date of qualification set forth in the relevant Manufacturing Agreement (an "Unqualified Process"), and the Company is unable to rectify such failure within a period of ************ from such failure or from the agreed date of qualification, as the case may be, then (i) the HP Wafer Purchase Commitment shall be reduced by the number of Wafers forecast in the HP Forecast to be manufactured using the Unqualified Process until such time as the Unqualified Process is qualified, and (ii) the Company and HP shall meet in good faith to discuss and determine the appropriate level for the HP Wafer Purchase Commitment.

2.2 Every *****, HP will provide to the Company a rolling ******** forecast for HP's ******* Wafer purchases (the "HP Forecast"). The first ********** shall be backed by HP Purchase Orders. On a ******* basis, HP may modify the HP Forecast in accordance with the following table:

                                      ****





                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


        An example demonstrating potential forecast modification follows.

                                      ****


















2.3     (a)    Subject to Clause 2.2, the Company shall confirm HP Purchase
               Orders so long as the aggregate HP Purchase Orders for each calendar quarter does not exceed the Company Wafer Supply
               Commitment for such quarter. The Company shall confirm the HP
               Purchase Order requested delivery date or such other delivery date as the Company and HP shall agree upon (the "Acknowledged
               Delivery Date").

        (b) HP may specify or change the part number of Wafers ordered pursuant to HP Purchase Orders no later than ************ prior to said part number's physical lot start. The Company will have a goal of reducing the *********** period for specifying part numbers for lot start to *********.

2.4 In the event that the Company fails to deliver against such confirmed HP Purchase Orders by the Acknowledged Delivery Date, the Company shall rectify such failure within ** **** of the Acknowledged Delivery Date. In the event that the Company fails to deliver such HP Purchase Orders within ******* of the Acknowledged Delivery Date, the Company shall have a further cure period of ****** from said ****** (the "Further Cure Period"). If the Company fails to deliver the HP Purchase Orders during the Further Cure Period, HP shall have the right to terminate this Agreement and/or to hold the Company in technical default of this Agreement. HP shall be entitled to waive the Company's breach of its obligation under this Clause 2.4 on a case-by-case basis.

        During the Further Cure Period, the HP Wafer Purchase Commitment shall be ******** and shall not be reinstated until such delinquent HP Purchase Orders are delivered (the "Cure Date") and provided that all HP Purchase Orders placed subsequently to such delinquent HP Purchase Orders with an Acknowledged Delivery Date on or prior to the Cure Date have been delivered.

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


2.5     Fab Source Flexibility:

        (a) HP, the Company and CSM may from time-to-time determine and agree that it will be more advantageous to load all or part of the HP Purchase Orders in a CSM Fab rather than the Company Fab ("Substitute Loading"). In this case, the Technology Committee will make a recommendation for approval by the General Manager. In that event, such Substitute Loading shall be included in determining the HP Wafer Purchase Commitment and the Company Wafer Supply Commitment as if such HP Purchase Order was actually loaded in the Company Fab. Substitute Loading shall be distinct from and shall not be considered the Bridge Supply Commitment as defined in Clause 3. CSM shall make Substitute Loading available to the Company for the benefit of HP on the terms and conditions set forth in this Agreement except that references to the "Company Fab" shall refer to the "CSM Fab" to the extent appropriate.

        (b) Notwithstanding sub-Clause (a), the price of Wafers supplied by CSM to the Company under Substitute Loading shall be ****

3.      CSM BRIDGE SUPPLY COMMITMENT

3.1 CSM hereby agrees to provide bridge wafer manufacturing capacity (the "Bridge Supply Commitment") to the Company for the benefit of HP in the event the Company, for whatever reason, fails or is unable to comply with the Company Wafer Supply Commitment during the period (the "Bridge Period") beginning with the Company's first planned production Wafer out to HP (as set forth in the Company Business Plan as defined in the JV Agreement) and ending on the earlier of: (i) ********* from the Company's first pilot line commercial production shipment or ********** from the first production out from the Company Fab, whichever is later, and (ii) termination of the term of this Agreement.

3.2 CSM hereby agrees to provide such Bridge Supply Commitment to the Company for the benefit of HP in a maximum amount of ******************* ****************************************************** during the Bridge
        Period on the same terms and conditions as the Company has offered to HP hereunder, including but not limited to the terms and conditions set forth in Clauses 1, 2.2 to 2.5, 4 and Annex A. For purposes of this Clause 3, such Clauses shall be interpreted to read "CSM" in place of "the Company" and "CSM Fab" in place of "the Company Fab" to the extent appropriate.

3.3 Notwithstanding Clause 3.2, the price of Wafers supplied by CSM to the Company to satisfy the Bridge Supply Commitment shall be ***************
        ************************************************************************

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


        ***********************************************************************
        **************************************************************.


4.      LIQUIDATED DAMAGES

4.1 The parties acknowledge that they intend to work together to establish and ramp the Company Fab. Accordingly, the provisions of this Clause 4 for the payment of liquidated damages shall not be effective in respect of the Company Wafer Supply Commitment, the Bridge Supply Commitment, the HP Wafer Purchase Commitment and HP's compliance with its monthly HP Forecast commitments until such time as the Company Fab has produced and shipped at least ***** Wafers out per month (the "Initial Ramp Period").

4.2     (a)    In the event that the monthly HP Purchase Orders (i) for any
               ********** calendar months or (ii) averaged over the previous
               ******* month period, are less than *** of the HP Forecast for such month the Company shall be entitled to collect from HP liquidated damages calculated based on the shortfall from ***** of the HP Forecast for such period (the "HP Damages Period"), based on *************************************************** for
               the HP Damages Period.

        (b) The formula for calculation of such liquidated damages shall be as follows:

               ****















4.3     (a)    Notwithstanding Clause 4.2, in the event that HP's Purchase
               Orders for ****** ************* are less than the HP Wafer
               Purchase Commitment for such *************, then the Company shall be entitled to collect from HP liquidated damages
               calculated based on the shortfall from **** of the HP Wafer
               Purchase Commitment for such quarter,****************************
               ****************************************************************.

        (b) The formula for calculation of such liquidated damages shall be as follows:
               ****

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


               ****













4.4 Notwithstanding the foregoing, for any given shortfall event the Company shall only be entitled to collect liquidated damages from HP under either Clause 4.2 or 4.3.

4.5     (a)    In the event that the Company fails to deliver at least *** of the confirmed HP Purchase Orders (i) for any ****************
               calendar months or (ii) averaged over the previous ******* month period, HP shall be entitled to collect from the Company
               liquidated damages calculated based on the shortfall from **** of the HP Purchase Orders for such period (the "Company Damages
               Period"), based on *********************************************
               ***************************************************************.

        (b) The formula for calculation of such liquidated damages shall be as follows: ****







4.6 The Company, HP and CSM (to the extent applicable) agree and acknowledge that the amount payable as liquidated damages pursuant to Clauses 4.2,
        4.3 and 4.5 is a genuine pre-estimate of the loss which would be suffered by the non-defaulting Party as a consequence of the failure of the defaulting Party to fulfill its respective obligations under Clauses 1, 2 and 3 (to the extent applicable) of this Agreement.

4.7 The Company, CSM and HP each agree that their respective liability, in the Company's and CSM's case to fulfill the Company Wafer Supply Commitment and Bridge Supply Commitment under Clauses 1 and 3, respectively, and in HP's case to fulfill the HP Wafer Purchase Commitment and monthly HP Forecast commitment under Clause 2, shall be limited to the liability expressly specified in Clause 4 and that no Party shall be liable for any indirect, special or consequential damages even if such Party had or should have had any knowledge, actual or constructive, of the possibility of such damages.

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


5.      TERM AND TERMINATION

5.1 This Agreement shall continue for so long as the JV Agreement is effective unless earlier terminated in writing in accordance with this Clause 5. Notwithstanding the foregoing, if CSM or HP Europe sells or otherwise transfers (other than to a Permitted Transferee, as such term is defined in the JV Agreement) all of its shares in the Company, then this Agreement will terminate as to CSM or HP, respectively. This Agreement may be earlier terminated in the following events:

        (a) At the option of the Company, in the event that the HP Purchase Order(s) is in aggregate less than *** of the HP Wafer Purchase Commitment for any ************ calendar months commencing after the Initial Ramp Period;

        (b)    At the option of HP, in the event that:

               (i) the Company or CSM fails to deliver to HP in aggregate at least **** of the HP Purchase Order(s) for any ************** calendar months commencing after the Initial Ramp Period; or

               (ii) any of the Company's processes fails to meet and maintain the written quality specifications as specified by HP in the Manufacturing Agreements or any such process cannot be qualified by HP, and the Company is unable to rectify such failure within a period of **** months from the agreed date of qualification; or

        (iii)  the Company or CSM is in breach under Clause 2.4;

        (c) At the option of the Company or CSM, in any of the following events:

               (i) the inability of HP to pay its debts in the normal course of business; or

               (ii) HP ceasing or threatening to cease wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation without insolvency; or

               (iii) any encumbrancer taking possession of or a receiver, manager, trustee or judicial manager being appointed over the whole or any substantial part of the undertaking, property or assets of HP; or

               (iv) the making of an order by a court of competent jurisdiction or the passing of a resolution for the winding-up of HP or any company controlling HP, otherwise than for the purpose of a reconstruction or amalgamation without insolvency;

                      The Company - CSM - HP Confidential

        (d)    At the option of HP, in any of the following events:

               (i) the inability of the Company or CSM to pay its debts in the normal course of business; or

               (ii) the Company or CSM ceasing or threatening to cease wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation without insolvency; or

               (iii) any encumbrancer taking possession of or a receiver, manager, trustee or judicial manager being appointed over the whole or any substantial part of the undertaking, property or assets of the Company or CSM; or

               (iv) the making of an order by a court of competent jurisdiction or the passing of a resolution for the winding-up of the Company or CSM or any company controlling the Company or CSM, otherwise than for the purpose of a reconstruction or amalgamation without insolvency;

        (e)    upon the mutual agreement of the Parties.

5.2 Termination of the Agreement pursuant to Clause 5.1 shall take effect immediately upon receipt of a written notice, issued in accordance with Clause 11, to that effect by the Party terminating the Agreement to the other Parties. The termination of this Agreement howsoever caused shall be without prejudice to any obligations or rights of any Party which have accrued prior to such termination and shall not affect any provision of this Agreement which is expressly or by implication provided to come into effect on or to continue in effect after such termination.

6.  FORCE MAJEURE

6.1 The Company's and CSM's obligations to provide the Company Wafer Supply Commitment and the Bridge Supply Commitment, respectively, and HP's obligation to place HP Purchase Orders in accordance with the terms of this Agreement shall be suspended upon the occurrence of a force majeure event such as act of God, flood, earthquake, fire, explosion, act of government, war, civil commotion, insurrection, embargo, riots, lockouts, labor disputes affecting the Company, CSM or HP as the case may be, for such period as such force majeure event may subsist. Upon the occurrence of a force majeure event, the affected Party shall notify the other Parties in writing of the same and shall by subsequent written notice after the cessation of such force majeure event inform the other Parties of the date on which that Party's obligation under this Agreement shall be reinstated.

6.2 Notwithstanding anything in this Clause 6, upon the occurrence of a force majeure event affecting any Party, which force majeure event continues for a period exceeding six

                      The Company - CSM - HP Confidential
        consecutive months without a prospect of a cure of such event, the other Parties shall have the option, in their sole discretion, to terminate this Agreement with respect to such Party. Such termination shall take effect immediately upon the written notice to that effect from the other Party or Parties to the Party affected by the force majeure event.

7.      WARRANTY AND INDEMNITY

7.1 HP warrants that it has the right or will obtain the right to use and license the use of any design provided by HP and processes provided by HP pursuant to this Agreement and hereby grants to each of the Company and CSM the right only to use such design and processes for the performance of their respective obligations under this Agreement and any applicable Manufacturing Agreements.

7.2     (a)    HP shall indemnify the Company and hold the Company harmless against any and all direct losses, liabilities, damages or expenses (including direct losses suffered by the Company and any reasonable attorneys fees, whether or not a legal proceeding is commenced) resulting from any claim against the Company based upon an actual or alleged infringement of a third party's patent, mask work right, copyright, trade secrets or other intellectual property right by intellectual property provided by HP hereunder which arise from the Company's supply of Wafers to HP pursuant to this Agreement.

        (b) The Company shall indemnify HP and hold HP harmless against any and all direct losses, liabilities, damages or expenses (including direct losses suffered by HP and any reasonable attorneys fees, whether or not a legal proceeding is commenced) resulting from a claim against HP based upon an actual or alleged infringement of a third party's patent, mask work right, copyright, trade secrets or other intellectual property right arising from the use of any material, techniques or process provided by the Company in the performance of its obligations under this Agreement.

7.3     (a)    HP shall indemnify CSM and hold CSM harmless against any and all direct losses, liabilities, damages or expenses (including direct losses suffered by CSM and any reasonable attorneys fees, whether or not a legal proceeding is commenced) resulting from any claim against CSM based upon an actual or alleged infringement of a third party's patent, mask work right, copyright, trade secrets or other intellectual property right by intellectual property provided by HP hereunder which arise from CSM's supply of Wafers to HP pursuant to this Agreement.

        (b) CSM shall indemnify HP and hold HP harmless against any and all direct losses, liabilities, damages or expenses (including direct losses suffered by HP and any reasonable attorneys fees, whether or not a legal proceeding is commenced) resulting from a claim against HP based upon an actual or alleged infringement of a third party's patent, mask work right, copyright, trade secrets or other intellectual

                      The Company - CSM - HP Confidential
               property right arising from the use of any material, techniques or process provided by CSM in the performance of its obligations under this Agreement.

7.4     (a)    An indemnifying Party shall not have any liability under this
               Clause 7 unless it is promptly notified in writing of each notice and communication regarding such claim and is offered (at the indemnifying Party's expense) the authority, information and assistance necessary to present a defense and sole control of the defense.

        (b) The indemnified Party may, at its expense, participate in the defense of such claim and in all negotiations for its settlement or compromise.

        (c) Notwithstanding the foregoing, (i) the Parties shall act in good faith and (ii) no settlement of any claim may be agreed to without the written consent of all the Parties affected, which consent shall not be unreasonably withheld. The Party controlling the defense shall deliver, or cause to be delivered, to the other affected Parties copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of any claim, and timely notices of any hearing or other court proceeding relating to such claim.

7.5 The foregoing states each Party's entire liability and obligation (express, implied, statutory or otherwise) with respect to intellectual property infringement or claims therefor regarding any of the products or technology manufactured or sold pursuant to this Agreement and any applicable Manufacturing Agreement.

8.      CONFIDENTIALITY

8.1 All Confidential Information shall be kept confidential by the recipient unless or until the recipient can reasonably demonstrate that any such Confidential Information is, or part of it is or becomes, in the public domain through no fault of its own, or can be demonstrated to be already known by the recipient or is independently developed by the recipient; or becomes known to the recipient from a source other than the discloser without breach of this Agreement by the recipient and otherwise not in violation of the discloser's rights; or is disclosed pursuant to the order or requirement of a court, administrative agency, or other government body, provided that the recipient shall provide prompt advance notice thereof to enable the discloser to seek a protective order or otherwise prevent such disclosure; whereupon to the extent that it is in the public domain or is required to be disclosed by law this obligation shall cease. For the purposes of this Agreement, "Confidential Information" shall mean all communications among the Parties, and all information and other materials supplied to or received by any of them from any other Party in connection with the performance of this Agreement which is marked confidential with an appropriate legend, marking, stamp or other obvious written identification by the disclosing Party.

                      The Company - CSM - HP Confidential

8.2 Each Party shall take all reasonable steps to minimize the risk of disclosure of Confidential Information, by ensuring that only such of their employees and directors whose duties will require them to possess any of such information shall have access thereto and shall be instructed to treat the same as confidential.

8.3 Except as otherwise expressly set out in Clause 8.1, the obligation contained in this Clause shall endure, even after the termination of this Agreement, for a period of seven years from the date of receipt of the Confidential Information.

8.4 A recipient shall be limited in its use of Confidential Information of the other Parties to the fulfillment of the recipient's obligations under this Agreement.

8.5 Confidential Information is disclosed "as-is" and no warranty is made by the discloser regarding its applicability, sufficiency or accuracy.

8.6 No rights or licenses in Confidential Information are granted to the recipient by implication or estoppel except as expressly granted in this Agreement.

9       OZONE DEPLETING SUBSTANCES AND UNITED NATIONS CONVENTION ON CONTRACTS

9.1 The Company and CSM hereby warrant, certify, represent and agree that neither any of the products nor any components of any products to be provided pursuant to this Agreement, will contain or will be manufactured contrary to the written provisions of the Montreal Protocol on Substances that Deplete the Ozone Layer as adjusted and amended by the second meeting of the parties in London 27-29 June 1990.

9.2 The parties hereby specifically exclude the application of the United Nations Convention on Contracts for the International Sale of Goods to this Agreement.

10      PROSCRIBED COUNTRY LISTING(S)

        All Parties shall adhere to relevant U.S. and Singapore laws, regulations, and rules relating to the export of technical data and products derived therefrom and shall not export or re-export any technical data or products derived therefrom to any proscribed country listed in such relevant U.S. or Singapore laws, unless properly authorized.

11.     NOTICES

        All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid registered post (by air-mail if to or from an address outside Singapore) with recorded delivery, or by facsimile

                      The Company - CSM - HP Confidential
        transmission (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the facsimile sent immediately thereafter by prepaid registered post) addressed to the intended recipient thereof at its address or at its facsimile number set out in this Agreement (or to such other address or facsimile number as a party to this Agreement may from time to time duly notify the others in writing). Any such notice, demand or communication shall be deemed to have been duly served, if given or made by facsimile, immediately at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the facsimile sent immediately thereafter by prepaid registered post) or, if given or made by letter, immediately if delivered personally or 48 hours after posting or, if given or made by air-mail, ten days after posting and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was duly addressed, stamped and posted. The address and facsimile numbers of the parties for the purpose of this Agreement are:

        CHARTERED SILICON PARTNERS PTE LTD
        60 Woodlands Industrial Park D
        Street 2
        Singapore 738406
        Facsimile no: (65) 362 2909
        Attn:  Legal Department

        CHARTERED SEMICONDUCTOR MANUFACTURING LTD
        60 Woodlands Industrial Park D
        Street 2
        Singapore 738406
        Facsimile no: (65) 362 2909
        Attn:  Legal Department

        HEWLETT-PACKARD COMPANY
        1501 Page Mill Road
        Palo Alto, CA 94304
        USA
        Facsimile no: (01) (415) 857-4838
        Attn: General Manager, Integrated Circuit Business Division

12.     WAIVER AND REMEDIES

12.1 No delay or neglect on the part of any Party in enforcing against any other Party any term or condition of this Agreement or in exercising any right or remedy under this Agreement shall either be or be deemed to be a waiver or in any way prejudice any right or remedy of that Party under this Agreement except to the extent that such delay or neglect causes actual prejudice to the defending Party.

12.2 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise

                      The Company - CSM - HP Confidential
        and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedy.

13.     SEVERANCE

        If any provision or part of this Agreement is rendered void, illegal or unenforceable in any respect under any enactment or rule of law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of Singapore.

15.     DISPUTE RESOLUTION AND ARBITRATION

15.1 In case any dispute or difference shall arise among the Parties as to the construction of this Agreement or as to any matter or thing of whatsoever nature arising hereunder or in connection herewith, including any question regarding its existence, validity or termination, such dispute or difference shall be submitted to a committee comprised of one senior manager from each of the Parties to the dispute, such senior managers being in the case of:

        Company:      the General Manager
        CSM:          the President
        HP:           the General Manager of Integrated Circuit Business
                      Division or its successor division.

        If such senior managers are unable to resolve such dispute, it shall be submitted to a committee comprised of one senior officer from each of the Parties to the dispute, such senior officers being in the case of:

        Company:      the General Manager
        CSM:          the Chairman of the Board of CSM
        HP:           the General Manager of the Components Group or its
                      successor group.

15.2 If such senior officers are unable to resolve the dispute, it shall be submitted to a single arbitrator to be appointed by the parties in dispute or, failing agreement within 14 days after any Party has given to the other Parties in dispute a written request to concur in the

                      The Company - CSM - HP Confidential
        appointment of an arbitrator, a single arbitrator to be appointed on the request of any Party by the Chairman of the Singapore International Arbitration Centre ("SIAC") and such submission shall be a submission to arbitration in accordance with the Rules of the SIAC as presently in force by which the Parties in dispute agree to be so bound. The place of arbitration shall be Singapore and the arbitration shall be conducted wholly in the English language.

16      ENTIRE AGREEMENT

16.1 This Agreement, the Annexes hereto and all applicable Manufacturing Agreements, all as amended from time-to-time, constitute the entire agreement among the Company, CSM and HP with respect to the subject matter hereof and shall supersede all previous agreements and undertakings among the Parties. In the event of any inconsistency between the terms and conditions of this Agreement and those of any applicable Manufacturing Agreement, the terms and conditions of this Agreement shall prevail as among the Parties.

16.2 The following Annexes are hereby deemed a part of this Agreement and incorporated herein by reference. The term "Agreement" includes the following Annexes :

        Annex A     The Company Wafer Supply Commitment
                    HP Wafer Purchase Commitment
        Annex B     Defect Density Ceiling
        Annex C     Information and Compatibilities

                      The Company - CSM - HP Confidential

IN WITNESS WHEREOF the Parties hereunto have entered into this Agreement as of the date first written above.

Signed by Rick Kenneth Hodgman,                    )
General Manager                                    )
CHARTERED SILICON PARTNERS                         )
PTE LTD                                            )  /s/ Rick Kenneth Hodgman
in the presence of :                                  -------------------------

 /s/ Angela Hon
---------------------------------------
Name:  Angela Hon, Senior Manager Legal

Signed by Tan Bock Seng, President  & CEO          )
CHARTERED SEMICONDUCTOR                            )
MANUFACTURING LTD                                  )
in the presence of :                               )  /s/ Tan Bock Seng
                                                      -------------------------


 /s/ Angela Hon
---------------------------------------
Name:  Angela Hon, Senior Manager Legal

Signed by Alan W. Marty, General Manager,          )
Integrated Circuit Business Division               )
HEWLETT-PACKARD COMPANY                            )
in the presence of :                               ) /s/ Alan W. Marty
                                                     --------------------------


 /s/ Christine Chua
---------------------------------------
Name:  Christine Chua


                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



                                     ANNEX A





                       THE COMPANY WAFER SUPPLY COMMITMENT
                          HP WAFER PURCHASE COMMITMENT

The Company Wafer Supply Commitment is calculated as a number of Wafers available per quarter to HP. The HP Wafer Purchase Commitment is calculated as a number of Wafers to be purchased per quarter from the Company.

Summary

The process for determining the Company Wafer Supply Commitment and the HP Wafer Purchase Commitment shall be as follows:

1.      Determine the Company Layer Capacity (as defined below).

2. Determine the Company Percentage Commitment (as defined below) and HP Percentage Commitment (as defined below).

3. Calculate the Company Wafer Supply Commitment and the HP Wafer Purchase Commitment.

Determining the Company Layer Capacity

Every quarter, the Company, HP and CSM shall agree upon the total planned output capacity of the Company Fab in mask layers (the "Company Layer Capacity") for the following ****** ******. The Company Layer Capacity may be determined by
****.

Determining the Company Percentage Commitment and HP Percentage Commitment

The Company commitment to make available to HP certain Wafers and HP's commitment to purchase a minimum number of Wafers can each be expressed as a percentage of the Company Layer Capacity (the "Company Percentage Commitment and the "HP Percentage Commitment," respectively) which is based upon the HP Equity Holding in the Company. These Percentage Commitments shall be (i) increased in the event HP Europe increases the HP Equity Holding by purchasing the HP Option Shares (as defined in the Option Agreement) from EDBI, and (ii) decreased in the event HP Europe sells or transfers (other than to a Permitted Transferee, as such term is defined in the JV Agreement) part of its shares in the Company .

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


Initially, based on an *********************, the Company Percentage Commitment shall be 50% and the HP Percentage Commitment shall ******. The Company Percentage Commitment and HP Percentage Commitment will increase ***************
********************************************************************************
********************************************************************************
*************************************************************************.
The Company Percentage Commitment and the HP Percentage Commitment will decrease upon ****.

The following chart is intended to illustrate the principles outlined above:

   HP Equity Holding        The Company Percentage     HP Percentage Commitment
                                  Commitment

                                      ****



In the event the HP Equity Holding decreases below *****************, the Parties will meet in good faith to determine appropriate levels of the Company Percentage Commitment and HP Percentage Commitment. Notwithstanding the foregoing, in the event that **************************************************
*************************************, then the Company Percentage and the HP
Percentage Commitment shall be **.

Company Wafer Supply Commitment and HP Wafer Purchase Commitment

The Company Wafer Supply Commitment and HP Wafer Purchase Commitment shall be expressed in Wafers purchased per quarter. The Company Wafer Supply Commitment and HP Wafer Purchase Commitment shall be calculated during the last month of every quarter for the third quarter following such month. That is, if the last month of a given quarter is considered Month 0, then the Company Wafer Supply Commitment and HP Wafer Purchase Commitment shall be calculated for the quarter beginning with Month Seven (7).

The "Company Wafer Supply Commitment" shall be calculated by multiplying the then current Company Percentage Commitment by the Company Layer Capacity and dividing by the HP Average Layers:

Company Wafer
Supply Commitment = Company Layer Capacity X Company Percentage Commitment
                    ------------------------------------------------------
                                      HP Average Layers


                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


The "HP Wafer Purchase Commitment" shall be calculated by multiplying the then current HP Percentage Commitment by the Company Layer Capacity and dividing by the HP Average Layers:

HP Wafer
Purchase Commitment =  Company Layer Capacity X HP Percentage Commitment
                       -------------------------------------------------
                                         HP Average Layers

The following example is intended to illustrate the definitions above:

Assuming:
The Company Layer Capacity  = *******
HP Average Layers = **
HP Percentage Commitment = ***
The Company Percentage Commitment = ***

Then:
The Company Wafer Supply Commitment = ****
HP Wafer Purchase Commitment =         ****

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



                                     ANNEX B

                             DEFECT DENSITY CEILING
                             (REFERENCE CLAUSE 1.5)

ESTABLISHMENT OF DEFECT DENSITY CEILINGS OR PART YIELD MINIMUMS

A defect density ceiling or alternately a part yield minimum, (or both) will be mutually agreed upon by the Company and HP for each part produced by the Company for HP. The Company guarantees that the Wafers produced for this Agreement, and thereby where pricing has been established, shall have part yields which are the lower of those achieved on the last *** consecutively processed wafers within the preceding ******************) by (a) HP in manufacturing the part in HP internal fabs (b) that achieved by the Company in its fabs or (c) that achieved by CSM in its fabs. The part minimum yield "Y(simple, minimum)" should be set and reviewed when pricing is set and reviewed. A copy of the agreed upon minimum yield for parts should be kept and distributed along with agreed upon pricing.

Yield loss due to part marginality within agreed upon parametric acceptance criteria is the responsibility of HP.

METHODOLOGY FOR ESTABLISHING A PART YIELD MINIMUM:

The HP test methodology on parts bins yield results into Simple Yield and Survival Yield. Simple Yield is calculated based on die that have passed continuity tests (shorts and opens), nominal functional, and post stress* tests. Simple yield is the yield used to establish the part yield. This is denoted as "Y(simple)". For reference, Survival Yield is calculated based on the number of die passing additional margin tests and parametric tests. Margin tests include all high and low voltage functional and high and low frequency functional tests. Parametric tests include all circuit level parametric tests as well as static current tests.

*Post stress tests identify fallout caused by the application of stress voltages to the IC power supply and input levels Post stress fallout is classified as a reliability concern with wafer fabrication and, as such, is owned by the Company.

ADMINISTRATION OF PART YIELD MINIMUMS

After each ********** of production (or after *** wafers if less than *** Wafers are produced within ********), a calculation for the Company production shipments Y(simple) is made. This is calculated as the average of all production shipments during this ******* period and denoted as "Y(simple, actual)".

                      The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


If Y(simple, actual) is less than Y(simple) established as the minimum "Y(simple, minimum)," then the Company issues a credit to HP. This calculation is repeated each ********** based on that *********** production shipments. The credit is calculated as follows:

Credit = Wafer Price times number of Wafers produced times [1-Y(simple, actual)/Y(simple, ceiling)].

It is the responsibility of the Company to produce and report the calculations and implications above to HP.


                      The Company - CSM - HP Confidential

                                     ANNEX C

                         INFORMATION AND COMPATIBILITIES

The information and compatibilities required by HP to utilize the Company source of supply as if it were one of HP's wholly-owned fabs is given in, but not limited to, the examples below:

1. Ability to electronically deliver and receive forecasts, orders, process and part mixes of HP demand and of Company supply.

2. Work-In-Progress quantities along the defined material flow managed by the Company. This should be as real time as permitted by dispositioning procedures between steps in the flow. This includes any line yield losses (quantity out of a step divided by quantity starting the step).

3. Collect parametric data using the test structures and testing algorithms as defined in the License and Technology Transfer Agreement dated the date hereof among the Company, CSM and HP on a specified number of sites on each wafer processed. The data is to be compatible with and loaded onto an appropriate HP system upon completion and disposition of each processed lot.

4. Collect functional test data using specified testing algorithms for each Wafer yielded after parametric test. The data is to be compatible with and loaded onto an appropriate HP system upon completion and disposition of each processed lot.

5. Traceability of equipment used and document versions dictating processes employed.

6. The ability to directly ship Wafers, including appropriate yield information for the next production step, which have been functionally tested and dispositioned to points determined by HP.

                      The Company - CSM - HP Confidential
                                       25